As filed with the Securities and Exchange Commission on October 7, 2016
Securities Act File No. 333-129930
Investment Company Act File No. 811-21836

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 33	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 37	[X]

(Check appropriate box or boxes)

INDEX FUNDS
(Exact Name of Registrant as Specified in Charter)
1155 Kelly Johnson Boulevard, Suite 111
Colorado Springs, Colorado 80920
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 800-788-5680

Michael G. Willis
1155 Kelly Johnson Boulevard, Suite 111
Colorado Springs, Colorado 80920
(Name and Address of Agent for Service)

Copy to:
S. Lee Terry, Jr., Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

It is proposed that this filing will become effective:

( )	immediately upon filing pursuant to paragraph (b)
( )	on [date] pursuant to paragraph (b)

(X)	60 days after filing pursuant to paragraph (a)(i)
( )	on [date] pursuant to paragraph (a)(i)

( )	75 days after filing pursuant to paragraph (a)(ii)
( )	on [date] pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
( )	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

______, 2016
PROSPECTUS

NO LOAD SHARES (INDEX)
INDEX FUNDS S&P 500 EQUAL WEIGHT

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	2
Investment Objective and Strategies	5
Risks	5
Additional Information Concerning the Fund’s Investment Strategies	7
Portfolio Holdings	7
Fund Management	7
The Investment Adviser	7
Portfolio Manager	7
The Index	8
The Distributor and Administrator	8
Shareholder Information	9
Pricing of Fund Shares	9
Purchasing and Adding to Your Shares	9
Selling Your Shares	11
Distribution Arrangements	14
Dividends, Distributions and Taxes	14
Financial Highlights	16

INDEX FUNDS S&P 500 EQUAL WEIGHT

INDEX FUNDS S&P 500 EQUAL WEIGHT

INVESTMENT OBJECTIVE
The Index Funds S&P 500 Equal Weight (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500 Equal Weight Index (the “Index”).

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

No Load Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	0.30%
Annual Account Maintenance Fee for Accounts under $25,000	$20.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	13.25%
Total Annual Fund Operating Expenses	13.50%
Fee Waiver and Expense Reimbursement (1)	-13.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.30%

(1)
The Index Group, Inc. (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load Class shares. This agreement is in effect through July 31, 2018. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Fund’s Board of Trustees.

Expense Example
This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your cost would be:	$31	$2,630	$4,834	$8,984

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the portion of the most recent fiscal period in which the Fund was in operation, the Fund’s portfolio turnover rate was ___ of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Index.  The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index.  The Index is designed to measure the performance of approximately 500 U.S. issuers chosen for market size, liquidity and industry grouping, among other factors. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and other intervals as the Adviser deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market-cap index (such as the S&P 500 Index) in that an equal weight index will typically contain all of the 500 constituents in the index approximately equally, while each constituent stock’s weight in a market-cap index is typically proportionate to its market capitalization. By definition, companies with the largest market capitalizations will the highest weights within a market-cap index. In contrast, every company within an equal weight index should have the same weight, regardless of the relative market capitalizations of the companies.

As of June 2016, the Index included companies with a market capitalization of $5.3 billion and higher. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index.  Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities or other financial instruments that have economic characteristics similar to constituents of the Index, or are intended to track the performance of the Index as a whole (which may include without limitation futures, options on futures, options, swaps, repurchase agreements, and securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents, U.S. Government securities and securities of non-U.S. issuers. In particular, the Fund’s use of futures may include futures on indices.  In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold all of the  constituents of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

2	Prospectus | _____, 2016

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

PRINCIPAL RISKS
The following is a description of principal risks of investing in the Fund which could affect the net asset value and total return of the Fund. There are other circumstances (including additional risks not described here) which could prevent the Fund from achieving its investment objective.

Market Risk – The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. As a result, the Fund may underperform the Index to some degree over time. Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover and use of derivatives may all contribute to tracking error and/ or affect the correlation between the Fund and the Index. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing  of purchases and redemptions of Fund shares and fees and expenses of the Fund. Any performance better than the Index could be unusual and temporary.

Equity Risk The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Derivatives Risk – The performance of derivative instruments is tied to the performance of an underlying security, currency, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve transaction costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with derivatives may include counterparty risk (which refers to the risk that other parties to the derivative contract may fail to meet their obligations), margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives.  Derivatives may be also more difficult to purchase, sell or value than other investments, and the inability of a holder of a derivative instrument to close out a position could cause losses.

Futures Contracts Risk – The Fund may use futures contracts, which are a type of derivative instrument, and thus generally subject to the risks described in “Derivatives Risk” above.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) transaction costs associated with investments in futures, including margin requirements.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

www.Index.World	3

INDEX FUNDS S&P 500 EQUAL WEIGHT

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION
As of the date of this Prospectus, the Fund does not have a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance is available on the Fund’s website www.Index.World or by calling 1-844-464-6339 or by visiting the Index Funds website at www.Index.World.

As of March 31, 2016, the year-to-date return for the Fund was 2.91%.

INVESTMENT ADVISER
The Index Group, Inc. serves as the investment adviser to the Fund.

PORTFOLIO MANAGER
Michael G. Willis, lead portfolio manager of the Adviser has managed the Fund since its inception in April 2015.

PURCHASE AND SALE OF FUND SHARES
The Fund currently offers No Load Class shares. The minimum initial investment for No Load Class shares is $1000. The minimum subsequent investment is $1000 for No Load Class shares.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.Index.World, by telephone at 1-844-464-6339 or by regular mail at Index Funds, P.O. Box 1920, Denver, CO 80201.

TAX INFORMATION
For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	Prospectus | _____, 2016

INDEX FUNDS S&P 500 EQUAL WEIGHT
This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

Investment Objective
The Index Funds S&P 500 Equal Weight (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500 Equal Weight Index (the “Index”).

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Standard & Poor’s 500 Equal Weight Index (the “Index”). The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of approximately 500 U.S. issuers chosen for market size, liquidity and industry grouping, among other factors. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and other intervals as The Index Group, Inc. (the “Adviser”) deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market-cap index (such as the S&P 500 Index) in that an equal weight index will typically contain all of the 500 constituents in the index approximately equally, while each constituent stock’s weight in a market-cap index is typically proportionate to its market capitalization. By definition, companies with the largest market capitalizations will the highest weights within a market-cap index. In contrast, every company within an equal weight index should have the same weight, regardless of the relative market capitalizations of the companies.

As of June 2016, the Index included companies with a market capitalization of $5.3 billion and higher. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index.  Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities or other financial instruments that have economic characteristics similar to constituents of the Index, or are intended to track the performance of the Index as a whole (which may include without limitation futures, options on futures, options, swaps, repurchase agreements, and securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents, U.S. Government securities and securities of non-U.S. issuers. In particular, the Fund’s use of futures may include futures on indices. In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold all of the constituents of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

Description of Principal Security Types
Equity Securities
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Derivatives
Derivatives are instruments whose value “derives” from the value of an underlying asset, reference rate or index. While these instruments may include options, futures contracts, forward currency contracts, swap agreements, and similar instruments, the Fund expects that futures contracts are likely to be a principal investment type. Consistent with applicable law, the Fund will segregate or “earmark” assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Trustees to cover its derivative obligations.

Principal Risk Factors
An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. You may lose money on your investment in the Fund or the Fund could underperform other investment companies.

www.Index.World	5

INDEX FUNDS S&P 500 EQUAL WEIGHT

The following factors can significantly affect the Fund’s performance.

Market Risk – The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. As a result, the Fund may underperform the Index to some degree over time. Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover and use of derivatives may all contribute to tracking error and/ or affect the correlation between the Fund and the Index. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund. Any performance better than the Index could be unusual and temporary.

Equity Risk The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions  within an industry. Equity securities generally have greater price volatility than fixed income securities.

Derivatives Risk – The performance of derivative instruments is tied to the performance of an underlying security, currency, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve transaction costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with derivatives may include counterparty risk (which refers to the risk that other parties to the derivative contract may fail to meet their obligations), margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives. Derivatives may be also more difficult to purchase, sell or value than other investments, and the inability of a holder of a derivative instrument to close out a position could cause losses.

Futures Contracts Risk – The Fund may use futures contracts, which are a type of derivative instrument, and thus generally subject to the risks described in “Derivatives Risk” above.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) transaction costs associated with investments in futures, including margin requirements.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Non-Principal Risks of Investing in the Fund
The Fund may also be subject to certain other risks associated with its investments and investment strategies, including the following factors:

6	Prospectus | _____, 2016

Concentration Risk – The Fund has a fundamental policy not to invest more than 25% of the current value of the Fund’s total assets in any one industry, except that this policy does not apply to: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities. However, the Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that the Index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Expense Risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Temporary Defensive Positions and Cash Positions – The Fund may take temporary defensive positions in short-term debt securities, cash and cash equivalents in response to adverse market, economic or political conditions. The Fund may also depart from its principal investment strategies when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. Under such circumstances, the Fund may not achieve its investment objective, and it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

Additional Information Concerning the Fund’s Investment Strategies
Investment Limitations
Except with respect to the illiquid investment restrictions set forth in the Statement of Additional Information (the “SAI”), limitations on Fund investments listed in this Prospectus will typically apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Portfolio Turnover
The Fund generally intends to purchase securities as long-term investments; however, short-term trading may occur. This means that the Fund may buy a security and sell that security a short period of time after its purchase, and realize gains or losses, if the portfolio manager believes that the sale is in the best interest of the Fund. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions  and other expenses which could reduce the Fund’s investment performance. In addition, short-term trading may increase the amount of taxable distributions to shareholders which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Portfolio Holdings
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at www.index.world. To request a copy of the SAI, please refer to the back cover of this prospectus.

FUND MANAGEMENT
The Investment Adviser
The Index Group, Inc., located at 1155 Kelly Johnson Blvd., Suite 111, Colorado Springs, Colorado 80920, is the Investment Adviser for the Fund (the “Adviser”). The Adviser may provide investment advisory services for individuals, trusts, estates and institutions. The Adviser commenced operations in 2004, and is registered as an investment adviser with the Securities and Exchange Commission.

The Adviser makes the day-to-day investment decisions and continuously reviews and administers the Fund’s investment program. For the investment advisory services provided by the Adviser, the Adviser is entitled to receive advisory fees from the Fund at the annual rate of 0.25% of the Fund’s daily net assets pursuant to an advisory agreement between Index Funds, a Delaware statutory trust (the “Trust”) and the Adviser. The Advisory Agreement was approved by the Board at an in-person meeting, and was subsequently executed on April 17, 2015. The initial term of the Advisory Agreement is two years, and the Board may thereafter extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement was provided in the Fund’s Semi-annual report to shareholders for the period ended September 30, 2015.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load class Shares. This agreement is in effect through July 31, 2018. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Fund’s Board of Trustees.

PORTFOLIO MANAGER
Michael G. Willis is president and lead portfolio manager of The Index Group, Inc., Adviser to the Fund. As lead portfolio manager, Mr. Willis is primarily responsible for the day-to-day management of the Fund’s operations.

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INDEX FUNDS S&P 500 EQUAL WEIGHT

Mr. Willis has served as a portfolio manager for The Index Group, Inc. since 2004.  Mr. Willis has also served as President of Index Funds since 2006.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

The Index
The S&P 500 Equal Weight Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by The Index Group, Inc. S&P® is a registered trademark of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Standard & Poor’s® and S&P® are trademarks of the Standard & Poor’s Financial Services LLC (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by The Index Group, Inc.  The Index Funds S&P 500 Equal Weight is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Index Funds S&P 500 Equal Weight or any member of the public regarding the advisability of investing in securities generally or in Index Funds S&P 500 Equal Weight particularly or the ability of the S&P 500 Equal Weight Index to track general market performance.  S&P Dow Jones Indices’ only relationship to The Index Group, Inc. with respect to the S&P 500 Equal Weight Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500 Equal Weight Index is determined, composed and calculated by S&P Dow Jones Indices without regard to The Index Group, Inc. or the Index Funds S&P 500 Equal Weight.  S&P Dow Jones Indices have no obligation to take the needs of The Index Group, Inc. or the owners of the Index Funds S&P 500 Equal Weight into consideration in determining, composing or calculating the S&P 500 Equal Weight Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Index Funds S&P 500 Equal Weight or the timing of the issuance or sale of the Index Funds S&P 500 Equal Weight or in the determination or calculation of the equation by which the Index Funds S&P 500 Equal Weight is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Index Funds S&P 500 Equal Weight. There is no assurance that investment products based on the S&P 500 Equal Weight Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SHARIAH LAW) OR AS TO RESULTS TO BE OBTAINED BY THE INDEX GROUP, INC., OWNERS OF THE INDEX FUNDS S&P 500 EQUAL WEIGHT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE INDEX GROUP, INC., OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Distributor and Administrator
ALPS Distributors, Inc. (“ADI”) serves as the distributor (the “Distributor”) of the Fund’s shares. ADI is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Fund Services, Inc. (“AFS”), whose address is 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the administrator (the “Administrator”), fund accounting and transfer agent.

The SAI has more detailed information about the Adviser, Distributor, Administrator and other service providers.

8	Prospectus | _____, 2016

SHAREHOLDER INFORMATION
Pricing of Fund Shares
The Board has approved certain pricing and valuation guidelines to be used in determining the Fund’s net asset value per share (NAV). The NAV is generally determined once each day at the close of regular trading on the New York Stock Exchange (NYSE), normally at 4 p.m. Eastern Time on days the NYSE is open.

The NYSE is open every weekday except for the days on which national holidays are observed and certain business holidays, such as Good Friday. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund.

Fair Value Pricing Policies
Pursuant to its policies and procedures, the Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Fund’s Valuation Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in the Fund. However, fair value pricing involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

How NAV is Calculated
The NAV for the Fund’s No Load Shares is calculated by dividing the total value of the Fund’s investments attributable to the No Load Share class less any liabilities attributable to the No Load Share class, by the total number of outstanding shares of that class:

NAV	=	Total Assets – Liabilities
Number of Shares Outstanding

The value of assets in the Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund’s Board of Trustees. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem shares.

Purchasing and Adding to Your Shares
You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by an investment representative that has been authorized to accept orders on the Fund’s behalf prior to the time the Fund determines its NAV will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price. Each investment representative’s agreement with the Fund permits the investment representative to transmit orders to the Fund that reflect orders received by the investment representative prior to the Fund’s NAV calculation time, and to transmit those orders after that time and have those orders executed at the closing share price determined on the day the order was received by the investment representative.

All purchases must be in U.S. dollars. The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. A fee will be charged for any checks that do not clear.

Minimum Initial Investment	Minimum Subsequent Investment
$1000	$1000

The Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

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INDEX FUNDS S&P 500 EQUAL WEIGHT

Instructions for Opening or Adding to an Account
By Regular Mail or By Overnight Service:
Initial Investment – if purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the account application. Establishing your account privileges now, saves you the inconvenience of having to add them later.

2.	Make your check payable to “Index Funds” and include the name of the Fund and class on the check.

3.	Mail to: Index Funds, P.O. Box 1920, Denver, CO 80201. Overnight mail: Index Funds, 1290 Broadway, Suite 1100, Denver, CO 80203.

Subsequent Investment:

1.	Use the investment slip attached to your account statement.

2.	Or, if unavailable, include the following information in writing:
a.	Fund name
b.	Share class
c.	Amount invested
d.	Account name
e.	Account number

3.	Mail to: Index Funds, P.O. Box 1920, Denver, CO 80201.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Index Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Automated Clearing House (ACH)
Shares may be purchased through a depository institution that is an Automated Clearing House (ACH) member. This purchased option can be established by completing the appropriate sections of the Account Application or Account Options Form. Your bank or broker may charge for this service.

Wire Transfer
To purchase shares by wire transfer, please call 1-844-464-6339 for wiring instructions and to obtain an account number prior to wiring the funds.

ACH vs. Wire Transfer
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to three days to clear. There is generally no fee for ACH transactions.*

Automatic Investment Plan
The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. The minimum initial investment amount is $1,000 and minimum subsequent investments are $100. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 15th of each month or the next business day if the 15th is not a business day. Please call 1-844-464-6339 if you would like more information.

Via Internet
You may open an account with the Funds via the Internet by completing the online application located at www.Index. World. Once your account is established, you can also make subsequent purchases through the Internet. To do so, you must be an existing shareholder of the Fund and your Fund account must be linked to your bank account in order to process the ACH transfer. You can establish a user ID and password to access your account at www.Index.World by selecting ‘Account Login’. Your user ID and password may allow you to receive your Fund statements or regulatory documents electronically if you have opted for electronic delivery of such documents. If you have questions or problems accessing your account, contact the Funds at 1-844-464-6339.

Directed Dividend Option
By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-844-464-6339.

Customer Identification Information
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

10	Prospectus | _____, 2016

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Anti-Money Laundering Program
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

Market Timing
In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as long-term investment vehicles. Excessive and frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. Such excessive trading practices may be determined at management’s discretion.

To deter market timing, Shareholders who purchase and redeem shares within a 30-day period will be charged a 0.30% fee at redemption. The Fund and the Adviser also reserve the right, but do not have the obligation, to reject or restrict purchase or exchange requests from any investor engaging in excessive trading activity. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period. Purchase and redemption activity which involves the reinvestment of dividends and capital gains, automatic deposit and withdrawal programs, or portfolio rebalancing is not considered market timing.

The Fund cannot guarantee that it will detect every market timer due to the limitations inherent in their technological systems. The Fund reserves the right to modify its policies and procedures at any time without prior notice as the Fund deems necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Selling Your Shares
You may sell your shares at any time.

Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

Instructions for Selling Shares
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone
You may redeem shares of the Fund on any ‘Business Day’ by calling Index Funds at 1-844-464-6339 for amounts up to $50,000. Redemption requests for amounts greater than $50,000 should be made in writing and will require a medallion signature guarantee (See section “Signature Guarantees”). Requests received prior to the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent or complete an Account Option form. The Account Option form is available on our website (www.index.world).

By Mail
You may redeem shares by mailing a written request to the Fund. You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

U.S. Mail	Overnight Mail
Index Funds	Index Funds
P.O. Box 1920	Attn: Transfer Agency
Denver, CO 80201	1290 Broadway, Ste 1100
Denver, CO 80203

All requests must include:

●	Fund Name, account number and account registration;

●	Dollar or share amount requested; and

●	Signatures of all shareholders exactly as registered.

Call the Fund or your investment professional if you need special instructions.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Index Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

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INDEX FUNDS S&P 500 EQUAL WEIGHT

Via Internet
You may also redeem your shares via the Internet. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Funds at 1-844-464-6339.

Signature Guarantees
Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

●	Your redemption will be sent to an address other than the address of record;

●	Your redemption will be sent to an address of record or bank account that was changed within the last 30 days;

●	Your redemption is payable to someone other than the shareholder(s) of record;

●	Your redemption request exceeds $50,000; or

●	Your redemption proceeds are being sent to bank instructions not currently on your account.

A Signature Guarantee is designed to protect your account from fraud. Obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

Payment Methods for Redemptions
Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or Account Options Form, or provide written authorization signed by all account owners.

●	ACH Transfer - An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days; or

●	Wire Payment – Redemption proceeds are wired to your account at a domestic commercial bank that is a Federal Reserve System member. Any wiring fees will be deducted from your proceeds.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemption in Kind
Although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Limitations on Redemption Proceeds
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

●	To allow your purchase to clear (as discussed below);

●	During periods of market volatility;

●	When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

●	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Fund shares recently purchased by check or ACH, your redemption proceeds may not be made available for up to ten calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

●	When the NYSE is closed, other than customary weekend and holiday closings;

●	When trading on the NYSE is restricted, as determined by the U.S. Securities and Exchange Commission (SEC); or

●	In which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

Redemptions from Retirement Accounts
All redemptions from retirement accounts must be requested in writing. If your redemption is to be sent to an address other than the address on record to an address or bank account which has been changed in the past 30 days or the payment is to be made to an alternate payee, the redemption request must be Signature Guaranteed. A notary cannot provide a Signature Guarantee. In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemption Fee
The Fund charges a 0.30% redemption fee to shareholders who purchase shares and redeem shares within a 30-day period. To deter market timing, the Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period.

12	Prospectus | _____, 2016

Systematic Withdrawal/Exchange Program
Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Fund. Your account value must be $25,000. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Additional Conditions
Verification of Shareholder Transaction Statements
You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy
The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Online Account Access
Shareholders can opt to access their account information online. You may select this option on your account application or call 1-844-464-6339 to register. You can also set up online access through the Funds’ website at www.index.world and select Login to Your Account to establish a user ID and password. If you have questions, or problems accessing your account, contact the Fund at 1-844-464-6339.

Telephone Transactions
The Fund may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates
The Fund does not issue share certificates.

Confirmation and Account Statement
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Fund electronically. Please see “eDelivery” below.

eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-844-464-6339 or visit www.index.world.

Closing of Small Accounts
Due to the proportionately higher costs of servicing accounts with lower balances, accounts maintaining a balance under $25,000 will be charged a $20 maintenance fee that is annually in December. If your account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If it is still below $1,000 after 90 days, the Fund may close your account and send you the proceeds at the current NAV. If the shareholder designates an Automatic Investment Plan the $20 annual maintenance fee is waived.

Undeliverable Distribution Checks
For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain un-cashed for six months will be canceled and the money reinvested in the Fund.

Cost Basis Information
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has Average Cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Other Redemption Information
If you hold shares of the Fund in an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when Federal withholding applies. Please consult with your tax professional.

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INDEX FUNDS S&P 500 EQUAL WEIGHT

Delivery of Fund Documents
Copies of the Fund’s prospectus, SAI and shareholder reports (“Reports”) are available, free of charge, on the Fund’s website, www.index.world. To reduce the Fund’s expenses, you will be asked to consent to receive Reports electronically and to provide your e-mail address on the Fund’s account application. Shareholders who do not elect to receive electronic copies of the Reports will receive paper copies free of charge; however, electronic delivery of the Reports is encouraged and intended to protect our shareholders by limiting the Fund’s expenses and advancing conservation of natural resources.

In addition, to reduce the likelihood of our shareholders receiving duplicative mailings, the Fund intends to mail to those shareholders who have requested paper copies, only one copy of each Report to all of the shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the Reports, please call 1-844-464-6339. The Fund will begin sending you individual copies thirty days after receiving your request.

Distribution Arrangements
Direct Distribution Arrangements
There is no initial sales charge on purchases of shares of the Fund.

Outside Distribution Arrangements
Investors may be charged a fee if they effect transactions through a broker or agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing
The Adviser and/or their affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares.

Dividends, Distributions and Taxes
Dividends and Distributions
All dividends and distributions will be automatically reinvested unless you request otherwise. The Fund intends to distribute income and capital gains at least annually. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information.

Taxes
The Fund intends to distribute all or substantially all of its net investment income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income or qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

There is no assurance that the Internal Revenue Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholder would be subject to the risk of diminished investment returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

14	Prospectus | _____, 2016

SURTAX ON NET INVESTMENT INCOME
A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from investments in the Fund.

FOREIGN ACCOUNTS
Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements.

BACKUP WITHHOLDING
The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

www.Index.World	15

INDEX FUNDS S&P 500 EQUAL WEIGHT

Financial Highlights
[Financial highlights for the Fund will be included by subsequent amendment]

16	Prospectus | _____, 2016

Reports
Reports
For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:
The Fund’s annual and semi-annual reports to shareholders will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

www.Index.World	17

INDEX FUNDS S&P 500 EQUAL WEIGHT

PRIVACY POLICY

FACTS	WHAT DOES INDEX FUNDS S&P 500 EQUAL WEIGHT (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal  law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this  notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and name and address
● Account balances and transaction history
● Wire transer instructions
When you are no longer our investor, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We Don’t Share
For joint marketing with other financial companies	NO	We Don’t Share
For our affiliates’ everyday business purposes - information about your transactions and experiences	YES	NO
For our affiliates’ everyday business purposes - information about your creditworthiness	NO	We Don’t Share
For nonaffiliates to market to you	NO	We Don’t Share

QUESTIONS?	Call us at 1-844-464-6339.

18	Prospectus | _____, 2016

WHO WE ARE
Who is providing this notice?	Index Funds S&P 500 Equal Weight (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that seek to comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information or give us your contact information
	●	Make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes - information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Nonaffiliates can include third parties who perform services on our behalf, such as accounting, legal or data processing services.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● The Fund does not jointly market.

www.Index.World	19

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You can get free copies of the Fund’s annual and semi-annual reports and the SAI, on the Fund’s website: www.Index.World Shareholders may request to receive paper copies, free of charge, by calling or writing to the Fund at the telephone number and address listed below.

You can request other information and discuss your questions about the Fund, by contacting a broker or bank that sells the Fund or by contacting the Fund at:

Index Funds
P.O. Box 1920
Denver, CO 80201
Telephone: 1-844-464-6339.

You can review the Fund’s annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

●	Free from the Commission’s website at http://www.sec.gov.

Investment Company Act File no. 811-21836.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

INDEX FUNDS

No Load Shares
Index Funds S&P 500 Equal Weight	INDEX

_____________, 2016

1155 Kelly Johnson Boulevard, Suite 111
Colorado Springs, Colorado 80920

Investment Adviser:
The Index Group, Inc.
(the “Adviser”)

This Statement of Additional Information (the “SAI”) describes the Index Funds S&P 500 Equal Weight (the “Fund”), a series of Index Funds (the “Trust”). The Trust is a registered open-end investment company. The Fund currently offers one class of shares, known as No Load Shares.

The Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Fund are sold to the public by ALPS Distributors, Inc., as Distributor to the Fund, as an investment vehicle for individuals, institutions, corporations and fiduciaries, including clients of the Adviser or its affiliates.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for the Fund, dated ____________, 2016 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in a Prospectus and should be read in conjunction with a Prospectus. A Prospectus may be obtained, without charge, on the Adviser’s website (www.index.world), by writing the Fund at the address above, or by calling 1-888-544-2685.

The Fund’s most recent Annual Report is, when available, incorporated by reference into this SAI and can be obtained free of charge by calling the toll-free number printed above.

TABLE OF CONTENTS

GENERAL INFORMATION	3
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS	3
ADDITIONAL INFORMATION ABOUT SECURITIES IN WHICH THE FUNDS MAY INVEST	6
PORTFOLIO TURNOVER	25
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	25
MANAGEMENT	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	31
CODE OF ETHICS	32
INVESTMENT ADVISER TO THE FUNDS	32
PORTFOLIO MANAGEMENT INFORMATION	32
PROXY VOTING POLICIES	33
DISTRIBUTION OF FUND SHARES	34
DISTRIBUTION PLAN
DISTRIBUTION SERVICES
ADMINISTRATION	34
CUSTODIAN	34
COUNSEL	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
DETERMINATION OF NET ASSET VALUE	35
PORTFOLIO TRANSACTIONS	36
PURCHASE OF SHARES	37
REDEMPTION OF SHARES	38
DIVIDENDS AND DISTRIBUTIONS	40
ADDITIONAL TAX INFORMATION	40
OTHER INFORMATION	42
APPENDIX A - DESCRIPTION OF RATINGS	A-1
APPENDIX B – INDEX FUNDS, PROXY VOTING POLICY	B-1
APPENDIX C – THE INDEX GROUP, PROXY VOTING POLICY	C-1

GENERAL INFORMATION

The Index Funds S&P 500 Equal Weight (the “Fund”) is a separate series of Index Funds, an open-end management investment company that was organized as a trust under the laws of the State of Delaware on November 9, 2005 (the “Trust”). The Trust was previously known as “Giant 5 Funds”, and changed its name to “Index Funds” in February 2014.  The Fund is described in this Statement of Additional Information (the “SAI”). The Fund currently offers one class of shares: No Load Shares. The Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Fund are continuously offered for sale by the Fund’s Distributor at the applicable public offering price (i) directly to the public, (ii) to clients of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a servicing agreement with the Trust (collectively, “Servicing Agents”), and (iii) to clients of a securities broker that has entered into a dealer agreement with the Distributor. See “Purchase of Shares”.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Prospectus for the Fund discusses the investment objectives and strategies for the Fund and explains how the Fund allocates its assets among the different types of securities that the Fund may invest in. Please refer to the Fund’s Prospectus for a discussion of the Fund’s principal investment strategies, the principal asset types or securities in which the Fund may invest, and the principal risks associated with the foregoing. Additional information regarding the assets or securities in which the Fund may invest, including securities or instruments not described in the Prospectus, appears on page 5 of this SAI.

As with all mutual funds, there can be no assurance that the investment objectives of the Fund will be achieved. The Fund’s investment objectives may be changed without approval by the holders of a majority (as defined in the 1940 Act of the Fund’s outstanding voting shares), subject to 60 days’ advance notice to shareholders. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Investment Restrictions. The Fund has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, as the case may be.

Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time, subject to 60 days’ advance notice to shareholders.

Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Fund may not:

(1) borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(2) invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments, except that this restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate;

(3) issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(4) act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities;

(5) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder, provided that for the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) invest in physical commodities, except that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase, sale or use of swaps, futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities; and

(7) invest more than 25% of its assets (valued at the time of investment) in the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements.

With respect to paragraph (1), the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (5), the 1940 Act and regulatory interpretations currently limit the percentage of the Fund’s securities that may be loaned to one-third of the value of its total assets.

For the purposes of restrictions (7) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by Bloomberg. The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy.

Non-Fundamental Investment Restrictions.

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

INDEX DISCLOSURE

The S&P 500 Equal Weight Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by The Index Group, Inc. S&P® is a registered trademark of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Standard & Poor’s® and S&P® are trademarks of the Standard & Poor’s Financial Services LLC (“S&P”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by The Index Group, Inc.  The Index Funds S&P 500 Equal Weight is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Index Funds S&P 500 Equal Weight or any member of the public regarding the advisability of investing in securities generally or in Index Funds S&P 500 Equal Weight particularly or the ability of the S&P 500 Equal Weight Index to track general market performance.  S&P Dow Jones Indices’ only relationship to The Index Group, Inc. with respect to the S&P 500 Equal Weight Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500 Equal Weight Index is determined, composed and calculated by S&P Dow Jones Indices without regard to The Index Group, Inc. or the Index Funds S&P 500 Equal Weight.  S&P Dow Jones Indices have no obligation to take the needs of The Index Group, Inc. or the owners of the Index Funds S&P 500 Equal Weight into consideration in determining, composing or calculating the S&P 500 Equal Weight Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Index Funds S&P 500 Equal Weight or the timing of the issuance or sale of the Index Funds S&P 500 Equal Weight or in the determination or calculation of the equation by which the Index Funds S&P 500 Equal Weight is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Index Funds S&P 500 Equal Weight. There is no assurance that investment products based on the S&P 500 Equal Weight Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SHARIAH LAW) OR AS TO RESULTS TO BE OBTAINED BY THE INDEX GROUP, INC., OWNERS OF THE INDEX FUNDS S&P 500 EQUAL WEIGHT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE INDEX GROUP, INC., OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADDITIONAL INFORMATION ABOUT SECURITIES IN WHICH THE FUND MAY INVEST

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE” and “PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objectives, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here. To the extent this section describes an investment type also described in the prospectus, the disclosure in this SAI should be regarded as supplementing, and not replacing, the prospectus disclosure.

INVESTMENT COMPANY SECURITIES

The Fund may, from time to time invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

Index Funds. The underlying index funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each underlying index fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each such index fund’s expenses (which can be expected to reduce the total return of that fund), the total return of its respective index. The investment performance of each index does not reflect expenses, it is a number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the index funds. Since each index fund seeks to replicate the total return of its target index, the investment advisor of the index fund generally will not attempt to judge the merits of any particular security as an investment. Under normal circumstances, it is anticipated that an underlying index fund’s total return over periods of one year and longer will approximate, but not match, the total return of the applicable indices.

Exchange Traded Funds. (“ETFs”) ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRsв, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) and iSharesв.

An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to other funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EQUITY SECURITIES

Equity securities represent ownership interests in a company and may consist of common stocks, preferred stocks, warrants to acquire common stock, or securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund may purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Generally, capitalization or market capitalization is a measure of a company’s size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, and restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Investments by the Fund in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. Emerging markets also have different clearance and settlement procedures, and delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or possible liability to the purchaser. Many emerging markets have experienced substantial rates of inflation for many years, which has had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Debt obligations of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Certain emerging market governmental issuers have not been able or have been unwilling to make payments of interest or principal on debt obligations as those payments have come due.

CURRENCY TRANSACTIONS

A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

If the Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that Fund having a value at least as great as the Fund’s commitment under such forward contract will be segregated on the books of the portfolio fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the Fund is obligated to deliver.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Investments in currencies or currency instruments will be treated as part of the “bond” category of the Fund’s investment Themes.

EUROBONDS AND YANKEE BONDS

Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

RESTRICTED SECURITIES

 A Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of the Fund’s net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives, and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of directors or trustees of the fund or its delegate. A Fund may be unable to realize a favorable price upon sale of the securities, or in some cases may not be able to sell the securities.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of the Fund.

Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Generally, the Fund’s investment advisor, under the supervision of the board of directors or trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

DEBT SECURITIES

Investors should be aware that even though interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

A Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of McGraw Hill Financial, Inc., or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”), commonly called “junk bonds”), and securities that are not rated. There may be no restrictions as to the ratings of debt securities acquired by a portfolio fund or the portion of a portfolio fund’s assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a portfolio fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

The debt securities held by the Fund may have redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investors in the Fund. Conversely, a high yield, high risk security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.

Special tax considerations are associated with investing in debt securities structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events. To the extent that the Fund invests in medium- and lower-quality debt securities, the achievement of the Fund’s investment objective may be more dependent on the Fund’s own credit analysis than is the case for higher quality bonds. A more complete description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

HIGH YIELD SECURITIES

High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Services (“S&P Ratings”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include: (i) high yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P Ratings or Baa or higher by Moody’s) due to changes in the issuer’s creditworthiness; (ii) the market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets; (iii) Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market; and (iv) the market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. A Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Fund’s investment advisor.

BORROWING

A Fund may be permitted to borrow money up to one-third of the value of its total assets. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DERIVATIVE INSTRUMENTS

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment advisor to forecast interest rates and other economic factors correctly. If an investment advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

If an investment advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Fund may purchase and sell put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund may write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security indexes. A Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

In connection with the use of certain derivatives, the Adviser intends to either: (i) comply with the requirements of the Commodity Exchange Act (“CEA”) by operating the Fund in a manner consistent with the restrictions of Rules 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO or CTA with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Additional Tax Information.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. A Fund may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, to avoid any potential leveraging of the Fund’s portfolio.

A Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund’s investment advisor in accordance with procedures established by the board of directors or trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the fund’s investment advisor in accordance with procedures established by the board of directors or trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Whether the Fund’s use of swap agreements or swap options will be successful depends on the Fund’s investment advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Generally, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. A Fund bears the risk that its investment advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Fund attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

HYBRID INSTRUMENTS

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EXCHANGE TRADED NOTES

Exchange-Traded Notes (“ETNs”) are a type of unsecured, unsubordinated debt security that are designed to track the total return of a specific market index, less fees, and combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

REAL ESTATE SECURITIES

A Fund may invest in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, home-builders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

REAL ESTATE INVESTMENT TRUST

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

TEMPORARY DEFENSIVE OR INTERIM POSITIONS.

Under market conditions when investments meeting the Fund’s criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund’s total net assets. A Fund may invest up to 100% of its assets in international and domestic short-term obligations (such as Eurodollar and Yankee bank obligations, certificate of deposit, bankers’ acceptances, commercial paper) money market funds and cash. During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

U.S. GOVERNMENT OBLIGATIONS.

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS.

The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund’s investment advisor to be of comparable quality to the other obligations in which such Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

The Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

REPURCHASE AGREEMENTS.

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. A Fund’s right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the portfolio fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

FOREIGN DEPOSITARY RECEIPTS.

A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of foreign issuers.

ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities, EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs, CDRs and GDRs in bearer form are designed for use in Europe. A Fund may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS.

A Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

A Fund also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

FLOATING- AND VARIABLE-RATE OBLIGATIONS.

A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Fund’s investment advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

INVERSE FLOATING RATE OBLIGATIONS

A Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INITIAL PUBLIC OFFERINGS ("IPOS")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

LEVERAGING TRANSACTIONS

A Fund may engage in the types of transactions which involve "leverage" because in the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by the Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. A Fund’s portfolio turnover rate may vary from year to year, as well as within a year. A Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies and procedures for the Trust relating to disclosure of the Fund’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust’s operation or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Fund will disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are available free of charge electronically or, if requested by a shareholder, in paper form. Quarterly holdings reports filed with the SEC on Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Trust may share non-public holdings information of the Fund sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trust necessary for the Fund’s day-to-day operations, as set forth in the table below. In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s Officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

Name of Recipient	Frequency of Holdings Disclosure	Information Lag
The Index Group, Inc. (Adviser)	Daily	None
ALPS Fund Services, Inc. (Administrator)	Daily	None
Union Bank, N.A. (Custodian)	Daily	None
Cohen Fund Audit Services, Ltd. (Independent Registered Public Accounting Firm)	As needed	None
Davis Graham & Stubbs LLP (Counsel)	As needed	None

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer (“CCO”). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Boards of Trustees.

MANAGEMENT

Board of Trustees Responsibilities. The management and affairs of the Trust the Fund are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board is responsible for overseeing the Fund. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operation of the Fund is delegated to the Fund’s Adviser and administrator.

Trustees and Officers. The names of the Trustees of the Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships Held by Trustee
Non-Interested Trustees
Lance J. Baller (born 1974)	Trustee	Indefinite; since January 18, 2006	Managing Partner of Shoreline Equity Partners, Inc., a merger and acquisition consulting company (2004 to present; President), Ultimate Investments Corporation, Inc., (1995 to present); President, Baller Enterprises, Inc (1993 to present), Secretary High Speed Aggregate, Inc., 2010 to present, President of High Speed Mining, LLC 2014 to present. Director of Douglas County Soccer Association, Inc. (DBA as Real Colorado Soccer) 2013 to present. Chairman of Iofina PLC (2014 to present. Interim CEO and Director of Global Healthcare REIT (2015-Present),	1
Former Director Baylor Solar Energy, Inc. (a Delaware Company) February 2013 to February 2014 when I resigned after one year term.
Former CEO, Iofina plc, (2010-2013), former Finance Director of Iofina plc 2007-2010, former CFO Iofina Natural Gas, Inc. (Colorado Company), former CEO and CFO of Iofina, Inc. (Colorado Company) and Former CFO of Iofina Chemical, Inc. a producer of Iodine and Natural Gas.  Former Secretary of Iofina PLC 2006-2013.
Managing Partner and portfolio manager of Elevation Capital Management, LLC (a Delaware LLC) (2005 to 2010)
Co-Chairman, Eagle: XM, a marketing company ( 2005 to 2009).

Lance Coles (born 1964)	Trustee	Indefinite; since December 12, 2014	Minister, New Life Church.	1	None
Kevin J. Trigueiro (born 1966)	Trustee	Indefinite; since January 18, 2006	Broker/Owner, The 2 None Kastle Group, LLC (2006 to present).	1	None
Interested Trustee
Michael Willis (born 1966)	Trustee	Indefinite; since January 18, 2006	President of The Index Group, Inc. (2004 to present).	1	None

*	Mr. Willis may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act because of his ownership and control of the Adviser, and service as an officer of the Adviser.

**	The “Fund Complex” includes all series of the Trust and any other investment companies for which The Index Group, Inc. provides investment advisory services (currently one).

The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age/Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Willis (born 1966)	President, Treasurer and Secretary	Indefinite, Since January 18, 2006 (President), since November 25, 2009 (Treasurer and Secretary).	President of The Index Group, Inc. (2004 to present).
Theodore Uhl (born 1974)	Chief Compliance Officer	Indefinite; since December 2015
Deputy Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) since June 2010. Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint.

All communications to the Trustees and Officers of the Fund may be directed c/o Index Funds, 1155 Kelly Johnson Blvd., Suite 111, Colorado Springs, CO 80920.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas, in no particular order of importance: management or board experience in the investment management industry or companies or organizations in other fields, entrepreneurial experience, educational background and professional training; and experience as a Trustee of the Trust. Information discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Michael Willis. Mr. Willis is President and lead portfolio manager of The Index Group, Inc., the Fund’s investment advisor. Mr. Willis is the author and creator of Consumption-based Fundamental Asset Allocation, a new generation of asset allocation methodologies built around investor fundamentals. Mr. Willis has served as President of The Index Group, Inc. since 2004. Prior to his association with the Adviser, Mr. Willis has served as Senior Vice President – Investments at Paine Webber and UBS Financial Services, Inc. (2003-2004) and Paine Webber (1999-2003). In addition, Mr. Willis was First Vice President – Investments at Smith Barney from 1994 to 1999. Mr. Willis was chosen to serve as a Trustee based on his business, financial services and investment management experience.

Lance J. Baller. Mr. Baller has actively served on the investment committees, audit committees, committees on corporate governance, compensation and benefits committees, executive committees, finance committees, committees on public policy and social responsibility, and on the board of directors of companies in Asia, Europe and United States for over 15 years. Mr. Baller brings international exposure to the Board of the Trust as the former Finance Director and current Chief Executive Officer of Iofina plc, a company registered in England and Wales. Mr. Baller has a deep background in the investment community, ranging from fundraising to being a hedge fund manager of the Elevation Fund. Mr. Baller contributes his strong knowledge of corporate governance to the Board. He was chosen to serve as a Trustee of the Trust based on his business, financial services, investment management and accounting experience.

Lance Coles.  Reverend Coles brings to the Board almost three decades of service representing the nonprofit sector. His pastoral leadership over the past 29 years has included overseeing operations of a 14,000 member church with over 120 staff and a multi-million dollar annual budget. Reverend Coles was chosen to serve as a Trustee of the Trust based on his business experience.

Kevin J. Trigueiro. Mr. Trigueiro brings to the Board almost two decades of service representing the nonprofit and real estate sectors. He has worked for a multinational nonprofit organization with a budget in excess of $100 million. In addition, he contributed to annual real estate sales topping $1 billion. He has since formed a private real estate company, while continuing to consult with small businesses on various internet and marketing initiatives. Mr. Trigueiro was chosen to serve as a Trustee of the Trust based on his business experience.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure

The Board currently consists of four individuals, one of whom is an Interested Trustee. The Board has appointed Michael G. Willis, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. Mr. Willis is also the President, Treasurer and Secretary of the Fund and the President of the Adviser. The Board has does not have a lead Independent Trustee. The Independent Trustees, acting collectively, seek to serve as a check and balance on the activities of the Interested Trustee.

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s organizational documents. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Board’s Role in Risk Oversight of the Fund

The Board oversees risk management for the Fund directly and, as to certain matters, through its committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including, Mr. Willis and the Fund’s Chief Compliance Officer), the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

Committees

The Board has established an Audit Committee, a Fair Valuation Committee and a Nominating and Governance Committee.

The Audit Committee consists of Lance J. Baller, Lance Coles and Kevin Trigueiro. The members of the committee are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”). The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Lance J. Baller. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Fund with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met once during the fiscal year ended March 31, 2016.

The Fair Valuation Committee includes the President of the Trust, a representative from the Adviser, and either: (i) a representative from the Fund’s administrator or the Treasurer of the Trust. The Fair Valuation Committee is currently chaired by Michael G. Willis, as President of the Trust. The purpose of the Fair Valuation Committee is to oversee the implementation of the Fund's fair valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Fund's Fair Valuation Policies and Procedures. The Fair Valuation Committee did not meet during the fiscal year ended March 31, 2016.

The Trust also has a Nominating and Governance Committee that is comprised of the Independent Trustees. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. The Nominating and Governance Committee met once during the fiscal year ended March 31, 2016.

Trustee Share Ownership

The following tables provide the dollar range of equity securities beneficially owned by the Board on December 31, 2015.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Lance J. Baller	None	None
Lance Coles	None	None
Kevin J. Trigueiro	None	None
Interested Trustee
Michael G. Willis	$10,000-$50,000	$10,000-$50,000

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Trustee Compensation*

The following table provides the total fees paid to Trustees by the Fund for the fiscal year ended March 31, 2016.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees:
Lance J. Baller	$0	$0
Lance Coles	$0	$0
Kevin J. Trigueiro	$0	$0
Interested Trustees:
Michael Willis	$0	$0

*	Trustees of the Trust not affiliated with the Adviser or Distributor received from the Trust an annual retainer of 1/10 of 1 basis point of the average annual assets under management, paid quarterly. Trustees who are affiliated with the Adviser or the Distributor do not receive compensation from the Trust. All Trustees (Interested and Independent) are reimbursed for all out-of-pocket expenses (e.g. travel and lodging) relating to attendance at such meetings. The Trust has not adopted any pension or retirement plans for the Officers or Trustees of the Trust. Therefore, there have been no currently estimated annual benefits upon retirement.

Except for the Chief Compliance Officer, none of the officers receive compensation from the Trust for their services.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each class of each Fund as of _________, 2016:

Fund	Shareholder Name and Address	Percentage of Interest	Number of Shares

As of _______, 2016, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s shares

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

INVESTMENT ADVISER TO THE FUND

The Index Group, Inc. (the “Adviser”) serves as investment adviser; to the Fund pursuant to an investment advisory contract (the “Investment Advisory Agreement”). The Adviser is located at 1155 Kelly Johnson Blvd, Suite 111, Colorado Springs, Colorado 80920. The Adviser is majority-owned and controlled by Michael Willis, an interested Trustee of the Trust and the portfolio manager of the Fund. Mr. Willis also serves as Chairman and President of the Adviser.

Under the terms of the Investment Advisory Agreement for the Fund, the Adviser serves as the investment advisor and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the terms of the Investment Advisory Agreement for the Fund, the investment advisory services of the Adviser are not exclusive. The Adviser is free to render investment advisory services to others.

For its services, the Adviser is entitled to a fee, computed daily and paid monthly, equal on an annual basis to 0.25 of the Fund’s average daily net assets.  During the past fiscal period ended March 31, 2016, the Adviser earned fees in the amount $6,124 before management fee waivers and/or reimbursements in the amount of $323,356.  The actual percentage of Adviser fees is 0%.

The Advisory Agreement was approved by the Board at an in-person meeting, and was subsequently executed on April 17, 2015. The initial term of the Advisory Agreement is two years, and the Board may thereafter extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement was provided in the Fund’s semi-annual report to shareholders for the period ended September 30, 2015.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load class Shares. This agreement is in effect through July 31, 2018. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Fund’s Board of Trustees.

PORTFOLIO MANAGEMENT INFORMATION

Michael Willis is responsible for the day-to-day management of the Fund. The Prospectus contains information about Mr. Willis and his management of the Fund. The sections below contain certain additional information about his compensation, his management of other accounts, and potential conflicts of interest.

Management of Other Accounts. As of March 31, 2016, Mr. Willis was primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by Mr. Willis, if any, and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance, if any.

	Other Accounts Managed / Total Assets in Accounts ($ in millions)			Other Accounts with Performance - Based Fees/ Total Assets in Accounts
	Other Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“PIVs”)	Other Accounts	Number & Type of Accounts in this Category	Total Assets in such Accounts, if any
Michael Willis	0 / $0	0 / $0	0 / $0M	0	$0

Portfolio Manager Compensation Structure

Mr. Willis receives a base salary from the Adviser for his services in the various positions he holds with the Adviser, including his position as portfolio manager and President. In addition, Mr. Willis, as the principal shareholder of the Adviser, is entitled to receive a share of net profits earned by the Adviser. Mr. Willis does not receive any other form of compensation or benefits for his services to the Adviser.

Potential Conflicts of Interest. Since the Fund and other accounts that may be managed by Mr. Willis and the Adviser in the future could have similar investment strategies, there is a potential risk that Mr. Willis could favor one or more of the other accounts over the Fund. However, the Adviser has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to seek to ensure that the purchase and sale of securities among various accounts managed by the Adviser are fairly and equitably allocated. The Adviser is not aware of any cases where the investment strategies employed for the other accounts managed by Mr. Willis and the Adviser would cause him to take positions on the contrary side of the market from the Fund, or otherwise contrary to the interests of the Fund.

Portfolio Manager Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Manager as of March 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned
Michael G. Willis	$0

PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser. The Proxy Voting Policies of the Fund and Adviser are attached as Appendix B and Appendix C respectively. These policies provide a general indication as to how the Adviser and will vote proxies relating to portfolio securities. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser will always endeavor to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. The policies also describe the courses of action available to the Adviser when it determines that there is a material conflict of interest, including for example taking instruction from the Fund’s Board.

Information regarding how the Adviser voted proxies will be available during the most recent 12-month period ended June 30 without charge (1) through a link, available on the Adviser’s website at www.index.world, to the Fund’s publicly filed proxy information (2) by calling the Fund at 1-844-464-6339; and (3) on the SEC's website at www.sec.gov.

DISTRIBUTION OF FUND SHARES

The Trust has retained ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, to serve as principal underwriter for the shares of the Fund. ADI serves as distributor to the Fund pursuant to the Distribution Agreement dated as of April 17, 2015 (the “Distribution Agreement”). The Distribution Agreement continues for an initial two-year period beginning April 17, 2015 and thereafter, if not terminated, this Agreement shall continue automatically in effect as to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund’s shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

ADMINISTRATION

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203 (“ALPS” and the “Administrator”) provides administrative, fund accounting, and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. The Administrator is also reimbursed by the Funds for certain out of pocket expenses.  During the past fiscal period ended March 31, 2016, the Fund paid $148,042 in fees under the Administration Agreement.

ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses (“Transfer Agent Fees”).  During the past fiscal period ended March 31, 2016, the Fund paid $38,355 in fees under the Transfer Agency and Services Agreement.
CUSTODIAN

MUFG Union Bank, National Association (formerly, Union Bank, N.A.) (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

COUNSEL

Davis Graham & Stubbs LLP, located at 1550 Seventeenth Street, Suite 500, Denver, CO 80202, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                  ] has been selected as the independent registered public accounting firm for the Trust. [                  ] provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. [                  ]. is located at [                  ].

EXPENSES

The Fund bears all costs of its operations, other than expenses specifically assumed by the Adviser or Distributor. The costs borne by the Fund include legal and accounting expenses, Trustees’ fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Fund’s portfolio securities, expenses of registering and qualifying the Fund’s shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Fund’s portfolio securities and pricing of the Fund’s shares, expenses of maintaining the Fund’s legal existence and of shareholders’ meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share for the Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Fund will not compute net asset value on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund reserves the right to not determine net asset value when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.

The net asset value per share of a class is computed by adding the value of all securities and other assets in the Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

Securities held by the Fund for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund’s Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment advisor or designee, are valued at fair value under procedures approved by the Fund’s Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Generally, trading in foreign securities markets trading is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund’s shares.

PORTFOLIO TRANSACTIONS

Investment decisions for the Fund are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, the Adviser, as appropriate, is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account, the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities of other investment companies will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of ETFs will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Generally, shares of underlying index funds are purchased and sold without sales charges and therefore do not involve brokerage commissions.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Some of these services are of value to the Adviser in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Adviser or its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “Act”), the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Rules of the National Association of Securities Dealers, Inc. and the Financial Industry Regulatory Authority, and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PURCHASE OF SHARES

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements.” The Prospectus contains a general description of how investors may buy shares of the Fund. When purchasing shares, you must specify which class is being purchased.

Shares may be purchased through the Distributor, Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor (“Securities Brokers”). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any business day. Following an initial period, the Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Distributor or Transfer Agent.

All purchase payments are invested in full and fractional shares. The Trust reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of shares.

While there is no sales charge on purchases the Fund’ shares, the Distributor may receive fees from the Fund, such as those under the Distribution Plan. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

An investor may purchase shares through the Distributor directly or by authorizing his Servicing Agent to purchase such shares on his behalf through the Distributor or Transfer Agent.

Shares of the Fund are offered on a continuous basis at net asset value by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

From time to time dealers who receive dealer discounts and broker commissions from the Distributor may allow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

Automatic Investment Plan

The Trust offers a plan for regularly investing specified dollar amounts ($100 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the business day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from ALPS at the telephone number listed on the back cover.

For further information on how to purchase shares from the Distributor, an investor should contact the Fund.

Through a Servicing Agent or a Securities Broker

Shares are being offered to the public, to customers of a Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of shares, such as pre-authorized or automatic purchase and redemption programs. Each Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Servicing Agent or securities broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents.

Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund’s custodian bank by following the procedures described above.

For further information on how to direct a securities broker or a Servicing Agent to purchase shares, an investor should contact his securities broker or his Servicing Agent.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Servicing Agent, and is transmitted to and received by the Transfer Agent. All shares may be redeemed without charge. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any business day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The Fund charges a 0.30% redemption fee to shareholders who purchase shares and redeem shares within a 30-day period. To deter market timing, the Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period.

The proceeds of a redemption are normally paid from the Fund in U.S. dollars on the next business day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. Due to the proportionately higher costs of servicing accounts with lower balances, accounts maintaining a balance under $25,000 will be charged a $20 maintenance fee that is annually in December. If your account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If it is still below $1,000 after 90 days, the Fund may close your account and send you the proceeds at the current NAV. If the shareholder designates an Automatic Investment Plan the $20 annual maintenance fee is waived. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Servicing Agent). For further information as to how to direct a securities broker or a Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Servicing Agent.

It is currently the Trust's policy to pay for all redemptions in cash, however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

Systematic Withdrawal Plan

Any shareholder with an aggregate value of $25,000 or more, may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $100 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly through the Distributor

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In connection with a written redemption request for amounts greater than $50,000, all signatures of all registered owners or authorized parties must be medallion signature guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund’s transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Fund by wire or by telephone if he has checked the appropriate box on the Account Application or completed the Account Options Form. . Redemption requests for amounts greater than $50,000 should be made in writing and will require a medallion signature guarantee (See section “Signature Guarantees” in Prospectus). These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts.

The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for telephone redemption is affected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

DIVIDENDS AND DISTRIBUTIONS

For the Fund, the Trust intends to declare all of the Fund's net investment income on at least an annual basis as a dividend to the Fund's shareholders. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

The Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. The Fund distributes dividends on a semi-annual basis. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

ADDITIONAL TAX INFORMATION

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be in shares of the Fund unless a shareholder elects to receive cash. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

There is no assurance that the Internal Revenue Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholder would be subject to the risk of diminished investment returns.

A Fund may invest in complex securities such as repurchase agreements. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of the Fund’s shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Foreign taxes may be imposed on the Fund by foreign countries with respect to its foreign securities. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Since less than 50% in value of the Fund’s total assets at the end of its fiscal year are expected to be invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. Persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by a shareholder.

Information set forth in the Prospectuses and SAI which related to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of share of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation. In addition, the tax discussion in the Prospectuses and SAI are based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative or administrative action.

OTHER INFORMATION

CAPITALIZATION

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest, all without par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

VOTING RIGHTS

Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

APPENDIX A

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1	This is the highest category by Standard & Poor’s Ratings Services (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1	Issues rated Prime-1 (or supporting institutions) by Moody’s Investor Services, Inc. (“Moody’s) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. (“Fitch”). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody’s highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

-	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody’s

Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s sovereign rating. Such branch obligations are rated at the lower of the bank’s rating or Moody’s sovereign rating for the bank deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX B

Index Funds
Proxy Voting Policy

The Board of Index Funds has adopted the Adviser’s proxy voting policies and procedures in connection with the Fund.   The Adviser’s proxy voting policy, which is included herein as Appendix C, sets forth the guidelines to be utilized by the Adviser in voting proxies for the Fund.
B-1

APPENDIX C

The Index Group, Inc.
Proxy Voting Policy
Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.

Policy

The Adviser will review all proxies whenever the underlying constituents of the S&P 500 Equal Weight Index hold a proxy vote.

The Adviser will file all proxies during its review process.

During the review process the Adviser will examine the proxy to determine if any potential conflicts of interest exist.

If during the review process the Adviser determines there is a potential conflict of interest, then the Adviser will scan the proxy and distribute it to the board members, and defer the vote to them.

If during the review process the Adviser determines there is no potential conflict of interest, then the Adviser will refrain from voting those proxies, unless otherwise instructed by the Fund.

In the case of the Fund, the Adviser understands the “best interest” of the client to be, under normal circumstances, consistency with the Fund’s stated investment objective while seeking to minimize factors that may materially inhibit the Fund’s ability to track its target index.

Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings. The Adviser has determined that, in general, active participation in the voting proposals of the underlying constituents of our index is not in the best interest of the Fund. Conversely, the Adviser believes that seeking to reduce operating expenses and minimizing time spent on activities other than pursuing the Fund’s investment objective are in the best interests of the Fund. The Adviser also notes the view, expressed in the adopting release to Rule 206(4)-6 under the Advisers Act, that the SEC Staff does not “mean to suggest that an adviser that does not exercise every opportunity to vote a proxy on behalf of its clients would thereby violate its fiduciary obligations to those clients under the [Advisers Act].”1

While the Adviser notes that, as an index fund, the Fund will not typically be able to register dissatisfaction with a portfolio company’s proposal by divesting the security, the Adviser believes that seeking to enhance the long term value of a portfolio company is a secondary consideration given the Fund’s investment objective of tracking the target index (bearing in mind that a target index also does not typically change constituents or register a voting position based on a view of the constituent’s proposals).

Conflicts of Interest

For purposes of this proxy voting policy, a material conflict of interest generally may arise in connection with a proposal submitted to a vote of shareholders, the success or failure of which is likely to have a material effect on the interests of the Adviser, its affiliates or employees, and which potentially poses a detriment to the client’s interests. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence the Adviser’s decision on the particular vote at issue, notwithstanding the Adviser’s policy to generally refrain from voting proxies on behalf of the Fund under normal circumstances.

[1]	Note 3, Proxy Voting by Investment Advisers, SEC Release No. IA-2106 (January 31, 2003).
C-1

In the event the Adviser identifies a material conflict of interest arising in connection with a particular proposal, the Adviser may take some or all of the following measures, as the Adviser deems appropriate, to seek to mitigate the conflict of interest: (i) assessing whether the general policy to refrain from voting will serve the Fund’s best interests in the given situation; (ii) imposing information barriers around any Adviser personnel related to a particular proposal; (iii) seeking voting instructions from the Fund’s Board of Trustees; or (iv) consulting with a third---party consultant or proxy advisory service. If the methods for addressing conflicts of interest, as described above, are deemed by the Adviser to be unreasonable due to cost, timing or other factors, then the Adviser may still decline to vote.

Recordkeeping

The Adviser shall maintain records of all votes cast on behalf of the Fund. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Adviser that was material to reaching a voting decision, and communications to or from the Adviser regarding any identified conflicts. The Adviser shall maintain voting records in a manner to facilitate the Fund’s production of the Form N-PX filing on an annual basis.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of the Adviser for the first three years.

Availability of Proxy Policy and Voting Records

Upon receipt of a client’s or Fund investor’s request for more information, the Adviser will provide a copy of this proxy voting policy. With respect to the Fund, the Adviser will not selectively disclose proxy voting records, but will disclose information via publicly available Form N-PX filings. Upon client or investor request, the Adviser will provide instructions on how to access the Fund’s Form N-PX filings.

Dated: April 2015
C-2

PART C

OTHER INFORMATION

Item 28. Exhibits.

Exhibit	Description
(a)	Declaration of Trust of Registrant.(1)

(b)	By-Laws of Registrant. (1)

(c)	Not Applicable.

(d)	(1) Investment Advisory Agreement between Registrant and The Index Group, Inc. (f/k/a The Willis Group, Inc.) (8)

(2) Investment Advisory Agreement between Registrant and The Index Group, Inc. (f/k/a The Willis Group, Inc.) (9)

(e)	(1) Distribution Agreement between registrant and ALPS Distributors, Inc. (8)

(2) Form of Selling Agreement. (8)

(f)	Not Applicable.

(g)	(1) Form of Custody Agreement with Union Bank, N.A. (8)

(h)	(1) Administration and Fund Accounting Agreement between registrant and ALPS Fund Services, Inc. (8)

(2) Transfer Agency Agreement between registrant and ALPS Fund Services, Inc. (8)

(3) Chief Compliance Officer Services Agreement between registrant and ALPS Fund Services, Inc. (8)

(4.1) Fee Waiver/Expense Reimbursement Letter from The Index Group, Inc. (f/k/a The Willis Group, Inc.) to the Registrant. (8)

(4.2) Fee Waiver/Expense Reimbursement Letter from The Index Group, Inc. (f/k/a The Willis Group, Inc.) to the Registrant. (9)

(4.3) Form of Fee Waiver/Expense Reimbursement Letter from The Index Group, Inc. (f/k/a The Willis Group, Inc.) to the Registrant. (filed herewith)

(i)	(1) Opinion and Consent of Counsel. (to be filed by subsequent amendment)

(j)	(1) Consent of Independent Registered Public Accounting Firm. (to be filed by subsequent amendment)

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan. (3)

(n)	Rule 18f-3 Multiple Class Plan. (2)

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant. (2)

(2) Code of Ethics of The Index Group, Inc. (f/k/a The Willis Group, Inc.) (2)

(3) Code of Ethics of ALPS Holdings, Inc. (8)

(q)	Powers of Attorney. (8)

(1)	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on November 23, 2005.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 29, 2006.

(3)	Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 18, 2006.

(4)	Incorporated herein by reference to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 2, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2011.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2013.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 17, 2015.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2016.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

Reference is made to Article 8 of Registrant’s Declaration of Trust, which is incorporated by reference herein and which is filed as an exhibit hereto.

The Registrant (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated November 9, 2005 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust had an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”).  Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or fines and penalties, and counsel fees reasonably incurred or paid by him or her in connection with the defense or disposition of any claim, action, suit or proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he or she becomes or may have become involved as a party or otherwise or with which he or she becomes or may have become threatened by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.  This indemnification is subject to the following conditions:

 No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of Section 8.5.2 of the Declaration of Trust) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.6 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust, including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification under Section 8.5 of the Declaration of Trust.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Pursuant to the Distribution Agreement between the Trust and UMB Distribution Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the foregoing indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Funds, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives.

Item 31. Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, The Index Group, Inc. (f/k/a The Willis Group, Inc.), is a Colorado Corporation. In addition to the services provided the Registrant, The Index Group, Inc. (f/k/a The Willis Group, Inc.) provides investment advisory services to individual accounts.

To the knowledge of the Registrant, none of the directors or officers of The Index Group, Inc. (f/k/a The Willis Group, Inc.) is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Columbia ETF Trust I, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds,  DBX ETF Trust, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	N/A
Jeremy O. May	President, Director	N/A
Thomas A. Carter	Executive Vice President, Director	N/A
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	N/A
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	N/A
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	N/A
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	N/A
Randall D. Young**	Secretary	N/A
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	N/A
Douglas W. Fleming**	Assistant Treasurer	N/A

Name*	Position with Underwriter	Positions with Fund
Steven Price	Senior Vice President, Chief Compliance Officer	N/A
Liza Orr	Vice President, Senior Counsel	N/A
Jed Stahl	Vice President, Senior Counsel	N/A
Taylor Ames	Vice President	N/A
Troy A. Duran	Senior Vice President, Chief Financial Officer	N/A
James Stegall	Vice President	N/A
Gary Ross	Senior Vice President	N/A
Kevin Ireland	Senior Vice President	N/A
Mark Kiniry	Senior Vice President	N/A
Tison Cory	Vice President, Intermediary Operations	N/A
Hilary Quinn	Vice President	N/A
Jennifer Craig	Assistant Vice President	N/A

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not Applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or the Adviser, 1155 Kelly Johnson Blvd., Suite 111, Colorado Springs, CO 80920.  Certain records, including records relating to the possession of the Registrant’s securities, may be maintained at the offices of the Registrant’s custodian, Union Bank N.A., 350 California Street, 6th Floor, San Francisco, California 94104.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Johannesburg, and the Country of South Africa on the 7th day of October, 2016.

INDEX FUNDS

By:	/s/ Michael Willis

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 7th day of October, 2016.

Name	Title

/s/ Michael Willis	Trustee and President
Michael Willis

/s/ Lance J. Baller*	Trustee
Lance J. Baller

/s/ Lance Coles*	Trustee
Lance Coles

/s/ Kevin J. Trigueiro*	Trustee
Kevin J. Trigueiro

*By: /s/ Michael Willis
Attorney-in-fact

*	Pursuant to Power of Attorney.

Exhibit Index

Item No.	Item
(d)	(4.3) Form of Fee Waiver/Expense Reimbursement Letter from The Index Group, Inc. to the Registrant.